UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Covia Holdings Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Covia Holdings Corporation
3 Summit Park Drive, Suite 700
Independence, Ohio 44131

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2020

The following Notice of Change of Location (“Notice”) relates to the proxy statement (the “Proxy Statement”) of Covia Holdings Corporation (the “Company”), dated April 9, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 21, 2020 at 8:00 a.m. EDT. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 24, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Covia Holdings Corporation
3 Summit Park Drive, Suite 700
Independence, Ohio 44131

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2020

Dear Stockholder:

Due to the public health impact of the coronavirus (COVID-19) and to support the health and well-being of our stockholders, directors, employees and community, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (“Annual Meeting”) of Covia Holdings Corporation (“Company”) has been changed. The Annual Meeting will be held solely by remote communication in a virtual-only format.  The previously announced date and time of the Annual Meeting (May 21, 2020 at 8:00 a.m., EDT) have not changed.

As described in the proxy materials previously distributed in connection with the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on March 23, 2020, the record date for the Annual Meeting.  The proxy materials for the Annual Meeting are available at www.proxyvote.com.  As described in the proxy materials for the Annual Meeting previously distributed to you, the Annual Meeting is being held for the following purposes:

1.	Elect as directors the 11 nominees named in the Proxy Statement for a term of one year;
2.	Approve, on an advisory basis, the compensation of our named executive officers;
3.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020; and
4.	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Annual Meeting will be held on the same date and time as originally scheduled, May 21, 2020 at 8:00 a.m. EDT, and will be accessible at https://viewproxy.com/Covia/2020/vm.  Stockholders interested in attending the Annual Meeting are required to register by 11:59 p.m. EDT on May 18, 2020 at https://viewproxy.com/Covia/2020/.  Covia urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

Stockholders will not be able to attend the Annual Meeting in person.  Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting.  Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting.

•
Stockholders of Record: If you were a stockholder of record at the close of business on March 23, 2020 (i.e., your shares are held in your own name in the records of Covia’s transfer agent), you must register by 11:59 p.m. EDT on May 18, 2020 at https://viewproxy.com/Covia/2020/. You may then attend the virtual Annual Meeting on May 21, 2020 at 8:00 a.m. EDT by visiting https://viewproxy.com/Covia/2020/vm and entering the password provided after registration. You may vote during the virtual meeting using the first 13 digits of the 16-digit control number previously provided to you in your proxy materials. If you are a stockholder of record and you have misplaced your control number, please call Alliance Advisors at 1-866-612-8937.

•
Beneficial Owners: If you were a beneficial owner of common stock of Covia at the close of business on March 23, 2020 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), to attend the virtual Annual Meeting, you must follow the steps below in order to register in advance of the Annual Meeting:

o	Obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares.
o
Submit a request for registration to Alliance Advisors (1) by email to virtualmeeting@viewproxy.com, or (2) by visiting the registration site at https://viewproxy.com/Covia/2020/.  Requests for registration and submission of legal proxies should be labeled as “Legal Proxy”.

o
Alliance Advisors will then provide you with a new control number that will give you access to the Annual Meeting. Once you have obtained your control number, you may then attend the virtual Annual Meeting on May 21, 2020 at 8:00 a.m. EDT by visiting https://viewproxy.com/Covia/2020/vm and entering the password provided after registration. You may vote during the virtual meeting using the virtual control number that was provided to you.  Once you are admitted you will have the ability to vote your shares during the Annual Meeting.

Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. Covia can provide no assurances that registration requests will be processed if they are not submitted by 11:59 p.m. EDT on May 18, 2020.

Submitting Questions

Prior to and on the day of the Annual Meeting, stockholders may submit any questions in advance through https://viewproxy.com/Covia/2020/.  Additional information regarding the ability of stockholders to ask questions during the 2020 Annual Meeting, related rules of conduct and other materials for the 2020 Annual Meeting will be available at https://viewproxy.com/Covia/2020/.

After the business portion of the Annual Meeting, we will hold a question answer session during which we intend to answer appropriate questions submitted prior to or during the Annual Meeting that are pertinent to the Company, as time permits.

Technical Assistance

We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 7:30 a.m. EDT, and you should allow ample time for the check-in procedures.  We will have technicians ready to assist you with any technical difficulties before the virtual Annual Meeting begins.  Stockholders of record and beneficial owners should call Alliance Advisors at 1-866-612-8937 with any questions about attending the virtual Annual Meeting.  If you encounter any difficulty accessing the virtual Annual Meeting, please visit virtualmeeting@viewproxy.com for assistance.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins.  Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.  Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.  FAQs will be made available prior to the Annual Meeting at https://viewproxy.com/Covia/2020/.

It is important that you review the proxy materials for the Annual Meeting previously distributed to you.  Whether or not you plan to attend the virtual-only Annual Meeting, we encourage you to vote your shares of common stock in advance of the Annual Meeting using one of the voting methods described in the proxy materials.  The proxy card previously distributed with the proxy materials will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote your shares of common stock in connection with the Annual Meeting.  If you have already voted, you do not need to vote again.

By Order of the Board of Directors,

Chadwick P. Reynolds
Executive Vice President,
Chief Legal Officer and Secretary

April 24, 2020
Independence, Ohio

The Annual Meeting will be held on Thursday, May 21, 2020 at 8:00 a.m. EDT at https://viewproxy.com/Covia/2020/vm.  All stockholders who are interested in attending the Annual Meeting will be required to register at https://viewproxy.com/Covia/2020/ by 11:59 p.m. EDT on May 18, 2020.

The proxy materials are available at http://www.proxyvote.com.

FOR IMMEDIATE RELEASE

COVIA TO HOLD VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

INDEPENDENCE, Ohio, April 24, 2020 (GLOBE NEWSWIRE) — Covia (NYSE:CVIA), a leading provider of mineral-based material solutions for the Industrial and Energy markets, announced today that it will hold a virtual Annual Meeting of Stockholders on May 21, 2020 (“Annual Meeting”) due to the public health impact of the COVID-19 pandemic and to support the health of its stockholders, directors, employees and community.

The Annual Meeting will be held on the same date and time as originally scheduled, May 21, 2020 at 8:00 a.m. EDT, and will be accessible at https://viewproxy.com/Covia/2020/vm. Stockholders interested in attending the Annual Meeting are required to register by 11:59 p.m. EDT on May 18, 2020 at https://viewproxy.com/Covia/2020/.  Covia urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

For additional information regarding how stockholders may access, vote and participate in the Annual Meeting, please refer to the Company’s supplemental proxy materials filed today and the proxy materials previously filed with the Securities and Exchange Commission.  The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote shares of common stock on the proposals to be presented at the virtual Annual Meeting. Stockholders who have previously voted do not need to take any further action. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote and submit questions at the Annual Meeting.

Although the Annual Meeting will be held in a virtual-only format this year, Covia remains committed to stockholder engagement and currently intends to return to an in-person annual meeting for future annual meetings held under normal circumstances.

Attending the Annual Meeting

Stockholders will not be able to attend the Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting.

•
Stockholders of Record: If you were a stockholder of record at the close of business on March 23, 2020 (i.e., your shares are held in your own name in the records of Covia’s transfer agent), you must register by 11:59 p.m. EDT on May 18, 2020 at https://viewproxy.com/Covia/2020/. You may then attend the virtual Annual Meeting on May 21, 2020 at 8:00 a.m. EDT by visiting https://viewproxy.com/Covia/2020/vm and entering the password provided after registration. You may vote during the virtual meeting using the first 13 digits of the 16-digit control number previously provided to you in your proxy materials. If you are a stockholder of record and you have misplaced your control number, please call Alliance Advisors at 1-866-612-8937.

•
Beneficial Owners: If you were a beneficial owner of common stock of Covia at the close of business on March 23, 2020 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), to attend the virtual Annual Meeting, you must follow the steps below in order to register in advance of the Annual Meeting:

o	Obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares.

o
Submit a request for registration to Alliance Advisors (1) by email to virtualmeeting@viewproxy.com, or (2) by visiting the registration site at https://viewproxy.com/Covia/2020/.  Requests for registration and submission of legal proxies should be labeled as “Legal Proxy”.

o
Alliance Advisors will then provide you with a new control number that will give you access to the Annual Meeting. Once you have obtained your control number, you may then attend the virtual Annual Meeting on May 21, 2020 at 8:00 a.m. EDT by visiting https://viewproxy.com/Covia/2020/vm and entering the password provided after registration. You may vote during the virtual meeting using the virtual control number that was provided to you.  Once you are admitted you will have the ability to vote your shares during the Annual Meeting.

Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. Covia can provide no assurances that registration requests will be processed if they are not submitted by 11:59 p.m. EDT on May 18, 2020.

About Covia

Covia is a leading provider of diversified mineral solutions to the oil and gas, glass, ceramics, coatings, metals, foundry, polymers, construction, water filtration, sports and recreation markets. The Company serves its Industrial customers through a broad array of high-quality products, including high-purity silica sand, nepheline syenite, feldspar, clay, kaolin, resin systems and coated materials, delivered through its comprehensive distribution network. Covia offers its Energy customers an unparalleled selection of proppant solutions, additives, and coated products to enhance well productivity and to address both surface and down-hole challenges in all well environments. Covia has built long-standing relationships with a broad customer base consisting of blue-chip customers. Underpinning these strengths is an unwavering commitment to safety and to sustainable development, further enhancing the value that Covia delivers to all of its stakeholders. For more information, visit CoviaCorp.com.

Caution Concerning Forward-Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of the Company’s management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although the Company’s management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, and results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to: changes in prevailing economic conditions, including fluctuations in supply of, demand for, and pricing of, the Company’s products; potential business uncertainties relating to the merger, including potential disruptions to the Company’s business and operational relationships, the Company’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of the Company’s integration efforts; loss of, or reduction in, business from the Company’s largest customers or their failure to pay the Company; possible adverse effects of being leveraged, including interest rate, event of default or refinancing risks, as well as potentially limiting the Company’s ability to invest in certain market opportunities; the Company’s ability to successfully develop and market new products; the Company’s rights and ability to mine its property and its renewal or receipt of the required permits and approvals from government authorities and other third parties; the Company’s ability to implement and realize efficiencies from capacity expansion plans, and cost reduction initiatives within its time and budgetary parameters; increasing costs or a lack of dependability or availability of transportation services or infrastructure and geographic shifts in demand; changing legislative and regulatory initiatives relating to the Company’s business, including environmental, mining, health and safety, licensing, reclamation and other regulation relating to hydraulic fracturing (and changes in their enforcement and interpretation); silica-related health issues and corresponding litigation; seasonal and severe weather conditions; other operating risks beyond the Company’s control; the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 16, 2020; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filing.

Investor contact:

Matthew Schlarb
440-214-3284
Matthew.Schlarb@coviacorp.com
Source: Covia